                                 ANNUAL REPORT
                                 FEBRUARY 28, 2003

PRUDENTIAL
GOVERNMENT INCOME FUND, INC.

FUND TYPE
Government securities

OBJECTIVE
High current return

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.              Prudential Financial (LOGO)

Prudential Government Income Fund, Inc.

Performance at a Glance

INVESTMENT GOALS AND STYLE
The investment objective of the Prudential
Government Income Fund, Inc. (the Fund) is high current return. The Fund normally invests in bonds issued or guaranteed by the U.S. government, its agencies, or instrumentalities. The guarantee on U.S.
government securities applies only to the underlying securities of the Fund's portfolio, and not to the value of the Fund's shares. At least 80% of the Fund's assets are invested in U.S. government securities. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Expressed as a percentage of net assets as of 2/28/03.

    50.5%    Mortgages
    21.4    Government Agency
    17.4    Treasuries
     7.0    Asset-Backed
     2.0    Corporates
     1.7    Cash & Equivalents

Portfolio composition is subject to change.

Ten Largest Issuers

Expressed as a percentage of net assets as of 2/28/03.

    37.7%   Federal National Mortgage Assoc.
    20.8    Federal Home Loan Mort. Corp.
    17.4    U.S. Treasury Obligations
     5.9    Small Business Administration
     5.4    Govt National Mortgage Assoc.
     3.8    Corporate Asset Funding
     3.6    Three Pillars Funding Corp.
     2.0    Falcon Asset Securitization Corp.
     2.0    New Jersey Economic Dev. Auth.
     1.4    First Union Lehman Brothers Comm.

Holdings are subject to change.

                                   www.prudential.com   (800) 225-1852

Annual Report    February 28, 2003

    Cumulative Total Returns1                         As of 2/28/03

                                     One Year  Five Years  Ten Years    Since Inception2
Class A                                9.51%    39.94%      88.45%         160.77%
Class B                                9.11     36.17       76.95      257.28  (254.26)
Class C                                9.20     36.68        N/A            77.13
Class Z                                9.79     41.57        N/A            61.07
Lehman Bros. Govt Bond Index3         11.26     45.61      101.63            ***
Lipper General U.S. Govt Funds Avg.4   9.10     37.58       84.02           ****

    Average Annual Total Returns1                         As of 3/31/03

                                     One Year  Five Years  Ten Years    Since Inception2
Class A                                 7.07%    5.97%       6.03%           7.17%
Class B                                 6.01     6.10        5.80        7.33  (7.28)
Class C                                 8.99     6.12        N/A             6.64
Class Z                                11.82     7.08        N/A             6.90
Lehman Bros. Govt Bond Index3          13.40     7.68        7.20            ***
Lipper General U.S. Govt Funds Avg.4   10.87     6.44        6.18            ****

                       Distributions and Yields    As of 2/28/03
                         Total Distributions          30-Day
                         Paid for 12 Months         SEC Yield
    Class A                    $0.46                  3.50%
    Class B                    $0.41                  3.07
    Class C                    $0.41                  3.11
    Class Z                    $0.48                  3.89

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source:
Prudential Investments LLC, Lehman Brothers, and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. If reflected, the applicable sales charges would reduce the performance quoted.
The average annual total returns do take into account applicable sales charges.
Without the distribution and service (12b-1) fee waiver of 0.05%, 0.175%, and 0.25% for
Class A, B, and C shares respectively, the returns would have been lower. The Fund charges a maximum front-end sales charge of 4% for Class A shares, and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge
(CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for six years respectively after purchase, and a 12b-1 fee of up to 1.00% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of up to 1.00% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. Without waiver of management fees and/or expense subsidization, the Fund's returns would have been lower, as indicated in parentheses. The returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2Inception dates: Class A, 1/22/90; Class B, 4/22/85;
Class C, 8/1/94; and Class Z, 3/4/96. 3The
Lehman Brothers (Bros.) Government (Govt)
Bond Index is an unmanaged index of
securities issued or backed by the U.S.
government, its agencies, and
instrumentalities with between 1 and 30
years remaining to maturity. Investors
cannot invest directly in an index. 4The
Lipper Average represents returns based on an average return of all funds in the Lipper
General U.S. Government (Govt) Funds
category for the periods noted. Funds in the Lipper General U.S. Govt Funds Average invest primarily in U.S. government agency issues. The returns for the Lehman Bros.
Govt Bond Index would be lower if they
included the effects of sales charges,
operating expenses, or taxes. Returns for the Lipper General U.S. Govt Funds Average reflect the deduction of operating expenses but not sales charges or taxes. *** Lehman
Bros. Govt Bond Index Since Inception
cumulative returns as of 2/28/03 are 186.40% for Class A, 370.38% for Class B, 94.38% for
Class C, and 68.41% for Class Z. Lehman
Bros. Govt Bond Index Since Inception
average annual returns as of 3/31/03 are 8.30% for Class A, 9.01% for Class B, 7.94% for Class C, and 7.59% for Class Z. ****
Lipper Since Inception cumulative returns as of 2/28/03 are 155.42% for Class A, 295.49%
for Class B, 79.10% for Class C, and 56.64% for Class Z. Lipper Since Inception average annual returns as of 3/31/03 are 7.34% for Class A, 7.94% for Class B, 6.87% for Class
C, and 6.46% for Class Z.

Prudential Financial (LOGO)       April 15, 2003

DEAR SHAREHOLDER,
Financial markets were volatile during the fiscal year of the Prudential Government
Income Fund Inc. that ended February 28,
2003. As the economic recovery in the United
States struggled to stay on track, prices of stocks swung widely. It is not surprising that the period was dominated by a back-to-basics approach to investing in which high-quality debt securities and other conservative assets played an increasingly prominent role in asset allocation strategies. Bond funds benefited accordingly.

For the fiscal year, the Fund's Class A
shares trailed the Lehman Brothers
Government Bond Index (the Index). This
occurred because the Fund was invested in such a way that it was less sensitive than the Index to the decline in interest rates that drove bond prices higher. However, the Fund's Class A shares returned more than the average comparable portfolio as measured by the Lipper General U.S. Government Bond
Funds Average.

In March 2003 I was named president of the Fund. I am pleased to lead an organization aimed at offering a high-quality product based on consistent investment disciplines--a point of stability in today's turbulent markets. At Prudential Financial Inc., we recommend that you work closely with a financial professional if you are considering making changes to your investment strategy. As always, we appreciate your continued confidence in
Prudential mutual funds.

Sincerely,


Judy A. Rice, President
Prudential Government Income Fund, Inc.

Prudential Government Income Fund, Inc.

Annual Report    February 28, 2003

A BANNER YEAR FOR the U.S. BOND MARKET
High-quality bonds performed well during our fiscal year that began March 1, 2002. An uneven economic recovery in the United
States, corporate governance scandals at key
U.S. firms, declining stocks, and the threat of war with Iraq sent investors seeking the safety of U.S. Treasury securities, mortgage-backed securities, and other bonds of high credit quality.

Strong demand for Treasuries caused the
yield on the benchmark 10-year note, which moves in the opposite direction of its price, to briefly tumble to a 44-year low of 3.56% in October 2002. The decline in yields also reflected the effort of the Federal
Reserve (the Fed) to stimulate economic
growth by cutting the overnight bank lending rate half a percentage point to 1.25% in November 2002, its lowest level in 41 years.
The Fed's press release announcing this
reduction noted that geopolitical risk,
among other factors, hurt spending,
production, and employment.

The trend toward lower interest rates began early in the spring of 2002. Because we expected it to continue, we began to lengthen the Fund's duration in May 2002 after initially allowing it to shorten early in the reporting period. (Duration measures a portfolio's sensitivity to changes in the level of interest rates and is expressed in years.) At the end of our reporting period, the Fund's duration stood at 4.9 years.

Positioning the Fund to be more responsive
to rate changes enabled it to derive greater
benefit as falling interest rates drove bond
prices higher during our fiscal year.
Although we extended the Fund's duration, it
remained shorter than that of the Index.
This difference hurt the Fund's performance
relative to the Index.
                                         3

Prudential Government Income Fund, Inc.

Annual Report    February 28, 2003

LARGE EXPOSURE TO "SPREAD PRODUCT" AIDED FUND
Our asset allocation strategy emphasized spread product--bonds that offer higher yields than U.S. Treasuries.
Spread product includes traditional
mortgage-backed securities, (commonly called mortgage pass-through securities), commercial mortgage-backed securities, and federal agency securities, all of which outperformed Treasuries for the 12 months ended February 28, 2003. The returns were adjusted to take into account the differences between the overall duration of each type of spread product compared with that of the Treasury market.

The Fund had a considerable exposure to
mortgage pass-through securities, even
though market conditions were less than
ideal. With 30-year mortgage rates tumbling to their lowest level in 40 years, homeowners saved money by replacing their current mortgages with new lower-rate loans.
This wave of mortgage refinancing caused some securities backed by mortgages to be paid off earlier than their expected maturity dates, leaving investors to reinvest their money at lower interest rates.

Although prepayments on mortgage pass-
through securities increased substantially, these securities continued to add value to the Fund. They performed well because they provided higher yields than Treasuries. They also served as an alternative investment for banks and other institutional investors who wanted to avoid commercial lending or a corporate bond market that was battered for several months by accounting scandals at WorldCom, Adelphia Communications, and other major U.S. companies.

Late in our reporting period, we trimmed the
Fund's exposure to mortgage pass-through
securities and increased its exposure to
Treasuries out of concern that rates might
reach a new low in 2003 and trigger a fresh
round of prepayments. On the other hand, we
maintained the Fund's modest position in
commercial mortgage-backed securities, which
was largely unaffected by prepayments
because property owners are prevented from
refinancing the
                              www.prudential.com   (800) 225-1852

underlying loans. We believe exposure to mortgage pass-through securities with characteristics that caused them to experience a slower pace of prepayments and exposure to commercial mortgage-backed securities helped enhance the Fund's performance relative to its Lipper Average during our fiscal year.

SPOTLIGHT ON 5- AND 10-YEAR U.S. TREASURIES
Within the Treasury market, we focused on five-year notes in the first half of our fiscal year. After their prices climbed sharply and their yields fell, we shifted our emphasis to 10-year Treasury notes in the second half of our reporting period. By that time, we believed 10-year Treasury notes offered a better balance between risk and reward than five-year Treasury notes.
Maintaining this exposure to intermediate-term Treasury notes benefited the Fund as they performed better than other Treasury sectors during our fiscal year when returns were adjusted for differences in duration.

LOOKING AHEAD
While the U.S. bond market rally has driven yields dramatically lower, it is by no means certain that rates will head higher in the near term. Even though the war in Iraq is over, there are longstanding problems such as oversupplies of fiber optic networks, computer servers, and power generators that could keep a lid on economic growth in the United States by continuing to discourage significant new business investment. If relatively lackluster economic conditions persist, interest rates are unlikely to move higher in earnest. Nevertheless, we are considering positioning the Fund's duration slightly shorter than that of its benchmark
Index to help protect the Fund should interest rates begin to rise and put downward pressure on bond prices.

Prudential Government Income Fund, Inc.
Management Team

                                      ANNUAL REPORT
                                      FEBRUARY 28, 2003

PRUDENTIAL
GOVERNMENT INCOME FUND, INC.


                                      FINANCIAL STATEMENTS

       Prudential Government Income Fund, Inc.
             Portfolio of Investments as of February 28, 2003

Principal
Amount
(000)              Description                                      Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.4%
-------------------------------------------------------------------------------------
U.S. Government Agency Mortgage Pass-Throughs  44.1%
                   Federal Home Loan Mortgage Corp.,
$   8,880          6.50%, 8/01/10 - 9/01/32                         $    9,367,663
   26,314          7.00%, 2/01/09 - 9/01/32                             28,112,260
        9(f)       7.375%, 3/01/06                                           8,511
       50(c)       7.50%, 6/01/24                                               54
    2,168          8.00%, 1/01/22 - 5/01/23                              2,370,682
      886          8.50%, 6/01/07 - 3/01/20                                967,525
    1,358          9.00%, 9/01/05 - 1/01/20                              1,506,399
      335          11.50%, 10/01/19                                        388,085
                   Federal National Mortgage Assoc.,
   29,600(a)       5.00%, 4/01/18                                       30,303,000
   79,634(a)(b)    5.50%, 7/18/12 - 4/01/33                             82,767,912
   43,407(a)       6.00%, 11/01/14 - 3/01/18                            45,590,470
  175,313(a)       6.50%, 6/01/08 - 4/01/33                            183,937,733
    8,766          6.51%, 3/01/11                                        9,873,208
  114,950(a)       7.00%, 7/01/03 - 3/01/33                            121,716,898
   22,102          7.50%, 12/01/06 - 10/01/26                           23,608,841
        2          8.00%, 10/01/24                                           2,640
      858          8.50%, 6/01/17 - 3/01/25                                935,158
      760          9.00%, 8/01/24 - 4/01/25                                843,466
      216          9.50%, 10/01/19 - 2/01/25                               240,246
                   Government National Mortgage Assoc.,
   52,207          7.00%, 2/015/09 - 2/15/29                            55,894,095
    8,774          7.50%, 1/15/04 - 11/15/24                             9,452,394
    5,137          8.50%, 4/15/25                                        5,644,936
    3,011          9.50%, 10/15/09 - 12/15/17                            3,398,808
                   Government National Mortgage Assoc. II,
      409          9.50%, 5/20/18 - 8/20/21                                460,460
                                                                    --------------
                   Total U.S. government agency mortgage
                    pass-throughs                                      617,391,444
                                                                    --------------
-------------------------------------------------------------------------------------
U.S. Government Obligations  17.5%
                   United States Treasury Bonds,
    4,000          5.375%, 2/15/31                                       4,434,844

    See Notes to Financial Statements                                      7

       Prudential Government Income Fund, Inc.
             Portfolio of Investments as of February 28, 2003 Cont'd.

Principal
Amount
(000)              Description                                      Value (Note 1)
----------------------------------------------------------------------------------------
$  51,250          6.50%, 11/15/26                                  $   63,664,134
    9,900          8.125%, 8/15/21                                      14,196,827
                   United States Treasury Notes,
   57,000(d)       1.625%, 1/31/05                                      57,140,277
      355(d)       3.00%, 2/15/08                                          360,408
   33,195          3.00%, 7/15/12                                       36,830,369
   41,368          3.875%, 1/15/09                                      47,605,221
   19,210(d)       4.00%, 11/15/12                                      19,704,504
                                                                    --------------
                   Total U.S. government obligations                   243,936,584
                                                                    --------------
-------------------------------------------------------------------------------------
U.S. Government Agency Securities  21.4%
                   Federal Home Loan Bank,
    8,000          2.297%, 2/20/07                                       8,573,680
                   Federal Home Loan Mortgage Corp.,
  131,260          4.375%, 2/04/10                                     133,732,413
   53,210(d)       4.50%, 1/15/13                                       54,785,921
   18,750          5.25%, 11/05/12                                      19,520,006
                   Small Business Administration,
    9,347          Ser. 1995-20B, 8.15%, 2/01/15                        10,555,885
   14,593          Ser. 1995-20L, 6.45%, 12/01/15                       15,984,802
   20,191          Ser. 1996-20H, 7.25%, 8/01/16                        22,720,683
   12,800          Ser. 1996-20K, 6.95%, 11/01/16                       14,306,886
    6,258          Ser. 1997-20A, 7.15%, 1/01/17                         7,048,106
   11,139          Ser. 1998-20I, 6.00%, 9/01/18                        12,181,881
                                                                    --------------
                   Total U.S. government agency securities             299,410,263
                                                                    --------------
-------------------------------------------------------------------------------------
Corporate Bond  2.0%
                   New Jersey Economic Development Authority,
   22,000          Ser. A, 7.425%, 2/15/29                              27,626,940
-------------------------------------------------------------------------------------
Collateralized Mortgage Obligations  6.4%
                   Federal Home Loan Mortgage Corp.,
    5,257          Ser. 1921, Class J, 6.50%, 9/15/24                    5,303,649
    5,187          Ser. 2100, Class GH, 5.75%, 4/15/10                   5,230,843
    9,000          Ser. 2496, Class PM, 5.50%, 9/15/17                   9,405,107
    7,000          Ser. 2501, Class MC, 5.50%, 9/15/17                   7,431,003
    6,650          Ser. 2513, Class HC, 5.00%, 10/15/17                  6,841,556
    5,500          Ser. 2518, Class PV, 5.50%, 6/15/19                   5,695,125

    8                                      See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Portfolio of Investments as of February 28, 2003 Cont'd.

Principal
Amount
(000)              Description                                      Value (Note 1)
----------------------------------------------------------------------------------------
                   Federal National Mortgage Assoc.,
$  10,000          5.50%, 4/25/17                                   $   10,786,792
    7,400          Ser. 2002-57, Class ND, 5.50%, 9/25/17                7,834,674
   18,000          Ser. 2002-94, Class HQ, 4.50%, 1/25/18               17,722,488
                   Federal National Mortgage Assoc., R.E.M.I.C.
                    Trust,
    7,019          Ser.1993- 76, Class B, 6.00%, 6/25/08                 7,151,938
                   Washington Mutual Mortgage Securities Corp.,
    6,000          Ser. 2002-AR4, Class A7, 5.57%, 4/26/32               6,160,278
                                                                    --------------
                   Total collateralized mortgage obligations            89,563,453
                                                                    --------------
-------------------------------------------------------------------------------------
Asset Backed Securities  7.0%
                   Bear Stearns Commercial Mortgage Securities,
                    Inc.,
    1,428          Ser. 2000-WF1, Class A1, 7.64%, 2/15/32               1,609,467
                   Capital One Master Trust,
    3,700          Ser. 1998-4, Class A, 5.43%, 1/15/07                  3,795,682
                   First Union Lehman Brothers Commercial Trust,
   17,000          Ser. 1997-C1, Class A3, 7.38%, 4/18/29               19,430,487
                   First Union National Bank Commercial Mortgage
                    Trust,
    6,026          Ser. 2000-C1, Class A1, 7.739%, 5/17/32               6,827,318
    9,569          Ser. 2000-C2, Class A1, 6.94%, 10/15/32              10,624,982
                   GMAC Commercial Mortgage Security, Inc.,
   11,500          Ser. 2000-C2, Class A2, 7.455%, 8/16/33              13,626,588
                   Keycorp,
   10,000          Ser. 2000-C1, Class A2, 7.727%, 5/17/32              11,978,398
                   MBNA Master Credit Card Trust,
    9,800          Ser. 1999-J, Class A, 7.00%, 2/15/12                 11,390,825
                   Merrill Lynch Mortgage Investors, Inc.,
    2,814          Ser. 1996-C1, Class A3, 7.42%, 4/25/28                3,085,787
                   Morgan Stanley Dean Witter Capital,
    9,350          Ser. 2001-TOP1, Class A2, 6.32%, 2/15/33             10,282,395
                   Mortgage Capital Funding, Inc.,
    4,665          Ser. 1998-MC2, Class A1, 6.325%, 6/18/30              4,997,244
                                                                    --------------
                   Total asset backed securities                        97,649,173
                                                                    --------------
                   Total long-term investments (cost
                    $1,313,848,557)                                  1,375,577,857
                                                                    --------------

    See Notes to Financial Statements                                      9

       Prudential Government Income Fund, Inc.
             Portfolio of Investments as of February 28, 2003 Cont'd.

Principal
Amount
(000)              Description                                      Value (Note 1)
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  27.2%
-------------------------------------------------------------------------------------
Repurchase Agreement  8.2%
                   Joint Repurchase Agreement Account,
$ 115,524          1.37%, 3/03/03 (Note 6)                          $  115,524,000
-------------------------------------------------------------------------------------
Commercial Paper  10.3%
                   Corporate Asset Funding Co., Inc.,
   53,000          1.27%, 3/13/03                                       52,977,563
                   Falcon Asset Securitization Corp.,
   27,755          1.27%, 3/12/03                                       27,744,230
                   Reed Elsevier Inc.,
   10,000(e)       1.43%, 3/12/03                                        9,995,631
    3,510(e)       1.45%, 3/24/03                                        3,506,748
                   Three Pillars Funding Corp.,
   50,000          1.27%, 3/13/03                                       49,978,833
                                                                    --------------
                   Total commercial paper                              144,203,005
                                                                    --------------
Shares
----------------------------------------------------------------------------------
Mutual Fund  8.7%
121,223,454(e)     Prudential Core Investment Fund-Taxable Money
                    Market Series, (Note 3),                           121,223,454
                                                                    --------------
                   Total short-term investments (cost
                    $380,950,459)                                      380,950,459
                                                                    --------------
                   Total Investments  125.6%
                    (cost $1,694,799,016; Note 5)                    1,756,528,316
                   Liabilities in excess of other assets  (25.6%)     (357,699,720)
                                                                    --------------
                   Net Assets  100%                                 $1,398,828,596
                                                                    --------------
                                                                    --------------

------------------------------
R.E.M.I.C.--Real Estate Mortgage Investment Conduit.
(a) Partial principal amount of $144,500,000 represents a to-be-announced ('TBA') mortgage dollar roll, see Notes 1 and 4.
(b) Partial principal amount pledged as collateral for financial future contracts.
(c) Represents actual principal amount (not rounded to nearest thousand).
(d) Securities, or portion thereof, on loan, see Note 4.
(e) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(f) Fair-valued security-value is determined by the Valuation Committee or Board of Directors in consultation with the investment adviser.

    10                                     See Notes to Financial Statements

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

       Prudential Government Income Fund, Inc.
             Statement of Assets and Liabilities

                                                                 February 28, 2003
----------------------------------------------------------------------------------------
ASSETS
Investments, at value, including collateral for securities
   on loan of $134,725,833 (cost $1,694,799,016)                  $ 1,756,528,316
Cash                                                                    3,494,543
Receivable for investments sold                                       190,655,461
Interest receivable                                                     7,166,430
Receivable for Fund shares sold                                         3,241,554
Due from broker--variation margin                                         912,547
Receivable for security lending                                           234,069
Prepaid expenses                                                           34,571
                                                                 -----------------
      Total assets                                                  1,962,267,491
                                                                 -----------------
LIABILITIES
Payable for investments purchased                                     421,641,808
Payable to broker for collateral for securities on loan               134,725,833
Payable for Fund shares repurchased                                     4,584,645
Accrued expenses                                                          879,317
Management fee payable                                                    526,938
Dividends payable                                                         467,965
Distribution fee payable                                                  349,245
Securities lending rebate payable                                         187,049
Deferred directors' fees                                                   76,095
                                                                 -----------------
      Total liabilities                                               563,438,895
                                                                 -----------------
NET ASSETS                                                        $ 1,398,828,596
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
   Shares of beneficial interest at par                           $     1,476,495
   Paid-in capital in excess of par                                 1,416,351,964
                                                                 -----------------
                                                                    1,417,828,459
   Accumulated net realized loss on investments                       (83,625,406)
   Net unrealized appreciation on investments                          64,625,543
                                                                 -----------------
Net assets, February 28, 2003                                     $ 1,398,828,596
                                                                 -----------------
                                                                 -----------------

    12                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                 February 28, 2003
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($1,046,220,236 / 110,450,378 shares of common stock
      issued and outstanding)                                               $9.47
   Maximum sales charge (4% of offering price)                                .39
                                                                 -----------------
   Maximum offering price to public                                         $9.86
                                                                 -----------------
                                                                 -----------------
Class B:
   Net asset value, offering price and redemption price per
      share
      ($218,806,101 / 23,059,098 shares of common stock
      issued and outstanding)                                               $9.49
                                                                 -----------------
                                                                 -----------------
Class C:
   Net asset value and redemption price per share
      ($29,986,433 / 3,160,575 shares of common stock issued
      and outstanding)                                                      $9.49
   Sales charge (1% of offering price)                                        .10
                                                                 -----------------
   Offering price to public                                                 $9.59
                                                                 -----------------
                                                                 -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($103,815,826 / 10,979,460 shares of common stock
      issued and outstanding)                                               $9.46
                                                                 -----------------
                                                                 -----------------

    See Notes to Financial Statements                                     13

       Prudential Government Income Fund, Inc.
             Statement of Operations

                                                                       Year
                                                                       Ended
                                                                 February 28, 2003
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                        $  72,313,265
   Income from securities lending (net)                                  423,601
                                                                 -----------------
      Total net income                                                72,736,866
                                                                 -----------------
Expenses
   Management fee                                                      6,426,296
   Distribution fee--Class A                                           2,475,045
   Distribution fee--Class B                                           1,514,867
   Distribution fee--Class C                                             188,757
   Transfer agent's fees and expenses                                  1,657,000
   Custodian's fees and expenses                                         308,000
   Reports to shareholders                                               234,000
   Registration fees                                                     115,000
   Legal fees and expenses                                                45,000
   Audit fee                                                              35,000
   Directors' fees                                                        30,000
   Miscellaneous                                                          31,943
                                                                 -----------------
      Total expenses                                                  13,060,908
                                                                 -----------------
Net investment income                                                 59,675,958
                                                                 -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                            23,861,881
   Financial futures contracts                                          (204,801)
   Options written                                                       427,734
                                                                 -----------------
                                                                      24,084,814
                                                                 -----------------
Net change in unrealized appreciation on:
   Investment transactions                                            31,580,909
   Financial futures contracts                                         2,232,079
                                                                 -----------------
                                                                      33,812,988
                                                                 -----------------
Net gain on investments                                               57,897,802
                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 117,573,760
                                                                 -----------------
                                                                 -----------------

    14                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Statement of Changes in Net Assets

                                                     Year Ended February 28,
                                                 --------------------------------
                                                      2003              2002
---------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment income                         $   59,675,958    $   61,345,769
   Net realized gain on investment
      transactions                                   24,084,814        26,824,925
   Net change in unrealized appreciation
      (depreciation) on investments                  33,812,988        (3,401,423)
                                                 --------------    --------------
   Net increase in net assets resulting from
      operations                                    117,573,760        84,769,271
                                                 --------------    --------------
Dividends from net investment income (Note 1)
   Class A                                          (49,282,125)      (51,879,376)
   Class B                                           (8,018,372)       (6,535,288)
   Class C                                           (1,113,221)         (669,125)
   Class Z                                           (4,498,042)       (5,373,697)
                                                 --------------    --------------
                                                    (62,911,760)      (64,457,486)
                                                 --------------    --------------
Fund share transactions (net of share
   conversions)
   (Note 6):
   Net proceeds from shares subscribed(a)           468,972,304       497,921,440
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends                                      44,995,727        44,681,743
   Cost of shares reacquired                       (372,999,015)     (449,207,487)
                                                 --------------    --------------
   Net increase in net assets from Fund share
      transactions                                  140,969,016        93,395,696
                                                 --------------    --------------
Total increase                                      195,631,016       113,707,481
NET ASSETS
Beginning of year                                 1,203,197,580     1,089,490,099
                                                 --------------    --------------
End of year                                      $1,398,828,596    $1,203,197,580
                                                 --------------    --------------
                                                 --------------    --------------
------------------------------
(a) For the year ended February 28, 2002 includes $113,615,790 for shares issued in connection with the acquisition of Prudential Government Securities Trust
    Short-Intermediate Term Series.

    See Notes to Financial Statements                                     15

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements

      Prudential Government Income Fund, Inc., (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Investment operations commenced on April 22, 1985. The Fund's investment objective is to seek high current return. The Fund will seek to achieve this objective by investing primarily in U.S. Government Securities, including U.S. Treasury bills, notes, bonds, strips and other debt securities issued by the U.S. Treasury, and obligations, including mortgage-related securities, issued or guaranteed by U.S. Government agencies or instrumentalities.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange or
NASDAQ (other than options on securities and indices) are valued at the last reported sale price on such exchange or system on the day of valuation or, if there was no sale reported on such day, at the mean between the last reported bid and asked price on such day or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC ('PI' or 'Manager'), in consultation with the subadvisers to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or more than one principal market maker (if available, otherwise a principal market maker or a primary market dealer). Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which market quotations are not readily available or for which the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the Manager or subadviser does not represent fair value, are valued by a Valuation Committee appointed by the Board of Directors, in consultation with the Manager or applicable subadviser. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian, or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.
                                                                          17

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.

      If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain
(loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain
(loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written.

      The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      The use of derivative transactions, such as written options and futures contracts, may involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

      Dollar Rolls:    The Fund may enter into mortgage dollar rolls in which
the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund's policy is to record the components of the dollar rolls as purchase and sale transactions. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as interest income. The Fund had dollar rolls outstanding as of February 28, 2003, which are included in Receivable for Investments Sold and Payable for Investments Purchased on the Statement of Assets and Liabilities. The Fund maintains a segregated account of U.S. government securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to dollar rolls.

      The Fund is subject to the risk that the market value of the securities is obligated to repurchase under the agreement decline below the repurchase price.

      Securities Lending:    The Fund may lend its securities to qualified
institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate and securities lending agent fees, for lending its securities in the form of interest or dividends on the collateral received

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.

for the securities loaned. The Fund is entitled to any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains (losses) on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund declares daily and pays monthly,
dividends from net investment income. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIM's performance of such services. PI pays for the services of PIM, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly at an annual rate of .50% of the Fund's average daily net assets up to and including $3 billion and .35% of 1% of the average daily net assets of the Fund in excess of $3 billion.
                                                                          19

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A Plan, the Fund compensates PIMS for its distribution-related expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. Such expenses under the Class A Plan were .25 of 1% of the average daily net assets of the Class A shares for the year ended February 28, 2003.

      Pursuant to the Class B Plan, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to 1% of the average daily net assets up to $3 billion, .80 of 1% of the next $1 billion of such net assets and .50 of 1% over $4 billion of the average daily net assets of the Class B shares. Such expenses under the Class B Plan were .825 of 1% of the average daily net assets of the Class B shares for the year ended February 28, 2003.

      Pursuant to the Class C Plan, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to 1% of the average daily net assets of the Class C shares. Such expenses under the Class C Plan were .75 of 1% of the average daily net assets of the Class C shares for the year ended February 28, 2003.

      PIMS has advised the Fund that it received approximately $534,100 and $108,700 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended February 28, 2003. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended February 28, 2003 it received approximately $416,200 and $46,000 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

      PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with a group of banks. For the year ended February 28, 2003 the amount of the commitment was $500

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.

million from February 28, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the year ended February 28, 2003.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended February 28, 2003, the Fund incurred fees of approximately $1,451,600 for the services of PMFS. As of February 28, 2003, approximately $246,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      Prudential Securities Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, is the securities lending agent for the Fund. For the year ended February 28, 2003, PSI has been compensated by the Fund approximately $135,300 for these services of which $11,800 is payable at February 28, 2003.

      The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the fiscal year ended February 28, 2003, the Fund earned income of approximately $423,601 from the Series by investing their collateral from securities lending.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund paid approximately $192,000 in total networking fees, of which the amount paid to PSI was approximately $101,500 for the year ended February 28, 2003. As of February 28, 2003, approximately $7,800 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 4. Portfolio Securities
Purchases and sales of investment securities, excluding short-term investments, for the year ended February 28, 2003, were $6,373,434,869 and $6,041,552,914 respectively.

      During the year ended February 28, 2003, the Fund entered into financial futures contracts. Details of open contracts at February 28, 2003 are as follows:

                                                       Value at         Value at         Unrealized
Number of                             Expiration        Trade         February 28,      Appreciation
Contracts             Type               Date            Date             2003         (Depreciation)
---------     --------------------    -----------    ------------     ------------     ---------------
                Long Positions:
     442       5 yr. U.S. T-Note      June 2003      $ 49,748,214     $ 50,256,781       $   508,567
   1,545          U.S. T-Bond         June 2003       172,109,765      176,854,219         4,744,454
                Short Position:
  (1,189)      10 yr. U.S> T-Note     June 2003       134,824,097      137,180,875        (2,356,778)
                                                                                       ---------------
                                                                                         $ 2,896,243
                                                                                       ---------------
                                                                                       ---------------

      Transactions in options written during the year ended February 28, 2003, were as follows:

                                            Contracts        Premium
                                            ---------       ---------
                   Balance as of
                     February 28, 2002             --       $      --
                   Options written             37,500         451,172
                   Options closed            (37,500)        (451,172)
                                            ---------       ---------
                   Balance as of
                     February 28, 2003             --       $      --
                                            ---------       ---------
                                            ---------       ---------

      As of February 28, 2003, the Fund had securities on loan with an aggregate market value of $131,955,152 The Fund received $134,725,833 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized gains (losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income and accumulated net realized gain
(loss) on investments. For the year ended

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.

February 28, 2003, the adjustments were to decrease distributions in excess of net investment income by $3,235,802, decrease accumulated realized loss on investments by $23,068,277 and decrease paid-in-capital in excess of par by $26,304,079 due to differences between financial reporting and tax accounting and the expiration of some of the Fund's capital loss carryforward. Net investment income, net realized losses and net assets were not affected by this change.

      For the years ended February 28, 2003 and February 28, 2002, the tax character of distributions paid by the Fund of $62,911,760 and $64,457,486, respectively, was ordinary income.

      As of February 28, 2003, the Fund had a capital loss carryforward for tax purposes of approximately $80,085,000 of which $718,000 expires in 2004, $17,950,000 expires in 2005, $18,673,000 expires in 2008 and $42,744,000 expires in 2009. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

      The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of February 28, 2003 were as follows:

   Tax Basis                                              Net Unrealized
 of Investments      Appreciation       Depreciation       Appreciation
----------------   ----------------   ----------------   ----------------
 $1,695,443,164      $61,206,956         $(121,804)        $61,085,152

      The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and differences in the treatment of premium amortization for book and tax purposes.

Note 6. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of February 28, 2003, the Fund had a 56.1% undivided interest in the repurchase agreements in the joint account. This undivided interest for the Fund represented $115,524,000. in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefore were as follows:

      Bank of America, 1.37%, in the principal amount of $68,619,000, repurchase price $68,626,834, due 3/3/03. The value of the collateral including accrued interest was $69,991,380.
                                                                          23

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.

      Greenwich Capital Markets, 1.38%, in the principal amount of $68,620,000, repurchase price $68,627,891, due 3/3/03. The value of the collateral including accrued interest was $69,992,864.

      UBS Warburg, 1.37%, in the principal amount of $68,619,000, repurchase price $68,626,834, due 3/3/03. The value of the collateral including accrued interest was $69,996,194.

Note 7. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.

      There are 2 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, B, C and Class Z common stock, each of which consists of 500,000,000 authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended February 28, 2003:
Shares sold                                                  24,051,136    $ 222,090,771
Shares issued in reinvestment of dividends                    3,703,030       34,051,477
Shares reacquired                                           (23,653,420)    (218,203,483)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  4,100,746       37,938,765
Shares issued upon conversion from Class B                    1,538,272       14,107,728
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 5,639,018    $  52,046,493
                                                            -----------    -------------
                                                            -----------    -------------
Year ended February 28, 2002:
Shares sold                                                  24,420,841    $ 219,010,862
Shares issued in connection with reorganization (Note 8)     11,926,739      106,126,379
Shares issued in reinvestment of dividends                    3,836,548       34,394,158
Shares reacquired                                           (32,666,854)    (293,157,853)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  7,517,274       66,373,546
Shares issued upon conversion from Class B                    2,726,780       24,326,529
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                10,244,054    $  90,700,075
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.

Class B                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended February 28, 2003:
Shares sold                                                  12,711,686    $ 117,268,468
Shares issued in reinvestment of dividends                      625,550        5,771,748
Shares reacquired                                            (5,640,922)     (52,030,016)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  7,696,314       71,010,200
Shares reacquired upon conversion into Class A               (1,536,994)     (14,107,728)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 6,159,320    $  56,902,472
                                                            -----------    -------------
                                                            -----------    -------------
Year ended February 28, 2002:
Shares sold                                                   8,000,061    $  72,111,222
Shares issued in reinvestment of dividends                      499,191        4,478,599
Shares reacquired                                            (3,484,815)     (31,331,641)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  5,014,437       45,258,180
Shares reacquired upon conversion into Class A               (2,725,000)     (24,326,529)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 2,289,437    $  20,931,651
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Year ended February 28, 2003:
Shares sold                                                   2,987,772    $  27,607,474
Shares issued in reinvestment of dividends                       88,904          820,651
Shares reacquired                                            (1,939,960)     (17,963,007)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 1,136,716    $  10,465,118
                                                            -----------    -------------
                                                            -----------    -------------
Year ended February 28, 2002:
Shares sold                                                   1,686,719    $  15,236,121
Shares issued in reinvestment of dividends                       58,599          526,340
Shares reacquired                                              (806,731)      (7,249,473)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   938,587    $   8,512,988
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Year ended February 28, 2003:
Shares sold                                                  11,083,042    $ 102,005,591
Shares issued in reinvestment of dividends                      473,597        4,351,851
Shares reacquired                                            (9,243,087)     (84,802,509)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 2,313,552    $  21,554,933
                                                            -----------    -------------
                                                            -----------    -------------
Year ended February 28, 2002:
Shares sold                                                   8,686,963    $  77,947,445
Shares issued in connection with reorganization (Note 8)        842,665        7,489,411
Shares issued in reinvestment of dividends                      591,475        5,282,646
Shares reacquired                                           (13,046,507)    (117,468,520)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (2,925,404)   $ (26,749,018)
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Government Income Fund, Inc.
             Financial Highlights

                                                                      Class A
                                                                 -----------------
                                                                    Year Ended
                                                                 February 28, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $      9.09
                                                                 -----------------
Income from investment operations
Net investment income                                                      0.46
Net realized and unrealized gain (loss) on investment
transactions                                                               0.38
                                                                 -----------------
   Total from investment operations                                        0.84
                                                                 -----------------
Less distributions
Dividends from net investment income                                      (0.46)
                                                                 -----------------
Net asset value, end of year                                        $      9.47
                                                                 -----------------
                                                                 -----------------
TOTAL INVESTMENT RETURN(a):                                                9.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $ 1,046,220
Average net assets (000)                                            $   990,018
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               0.94%
   Expenses, excluding distribution and service (12b-1) fees               0.69%
   Net investment income                                                   4.73%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  479%

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    26                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                             Year Ended February 28/29,
-------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999
-------------------------------------------------------------------------------------
    $   8.94             $   8.41             $   8.98             $   9.05
----------------     ----------------     ----------------     ----------------
        0.46                 0.54                 0.55                 0.55
        0.17                 0.53                (0.57)               (0.07)
----------------     ----------------     ----------------     ----------------
        0.63                 1.07                (0.02)                0.48
----------------     ----------------     ----------------     ----------------
       (0.48)               (0.54)               (0.55)               (0.55)
----------------     ----------------     ----------------     ----------------
    $   9.09             $   8.94             $   8.41             $   8.98
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        7.36%               13.10%               (0.15)%               5.40%
    $952,466             $845,525             $806,620             $895,039
    $954,797             $810,113             $857,586             $836,143
        0.98%                1.00%                0.94%                0.84%
        0.73%                0.75%                0.69%                0.68%
        5.43%                6.25%                6.39%                6.05%
         440%                 337%                  68%                 106%

    See Notes to Financial Statements                                     27

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                                                      Class B
                                                                 -----------------
                                                                    Year Ended
                                                                 February 28, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $    9.09
                                                                 -----------------
Income from investment operations
Net investment income                                                     0.41
Net realized and unrealized gain (loss) on investment
transactions                                                              0.40
                                                                 -----------------
   Total from investment operations                                       0.81
                                                                 -----------------
Less distributions
Dividends from net investment income                                     (0.41)
                                                                 -----------------
Net asset value, end of year                                         $    9.49
                                                                 -----------------
                                                                 -----------------
TOTAL INVESTMENT RETURN(a):                                               9.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 218,806
Average net assets (000)                                             $ 183,620
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.52%
   Expenses, excluding distribution and service (12b-1) fees              0.69%
   Net investment income                                                  4.12%

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    28                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                             Year Ended February 28/29,
-------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999
-------------------------------------------------------------------------------------
    $   8.95             $   8.41             $   8.99             $   9.05
----------------     ----------------     ----------------     ----------------
        0.41                 0.49                 0.50                 0.49
        0.16                 0.54                (0.58)               (0.06)
----------------     ----------------     ----------------     ----------------
        0.57                 1.03                (0.08)                0.43
----------------     ----------------     ----------------     ----------------
       (0.43)               (0.49)               (0.50)               (0.49)
----------------     ----------------     ----------------     ----------------
    $   9.09             $   8.95             $   8.41             $   8.99
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        6.62%               12.58%               (0.83)%               4.83%
    $153,685             $130,732             $193,394             $343,425
    $134,237             $146,034             $262,863             $322,626
        1.55%                1.58%                1.52%                1.50%
        0.73%                0.75%                0.69%                0.68%
        4.87%                5.68%                5.77%                5.39%

    See Notes to Financial Statements                                     29

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                                                      Class C
                                                                 -----------------
                                                                    Year Ended
                                                                 February 28, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $  9.09
                                                                     --------
Income from investment operations
Net investment income                                                    0.41
Net realized and unrealized gain (loss) on investment
transactions                                                             0.40
                                                                     --------
   Total from investment operations                                      0.81
                                                                     --------
Less distributions
Dividends from net investment income                                    (0.41)
                                                                     --------
Net asset value, end of year                                          $  9.49
                                                                     --------
                                                                     --------
TOTAL INVESTMENT RETURN(a):                                              9.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $29,986
Average net assets (000)                                              $25,168
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees             1.44%
   Expenses, excluding distribution and service (12b-1) fees             0.69%
   Net investment income                                                 4.17%

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    30                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                             Year Ended February 28/29,
-------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999
-------------------------------------------------------------------------------------
    $   8.95             $   8.41             $   8.99             $   9.05
    --------             --------             --------             --------
        0.42                 0.50                 0.51                 0.50
        0.16                 0.54                (0.58)               (0.06)
    --------             --------             --------             --------
        0.58                 1.04                (0.07)                0.44
    --------             --------             --------             --------
       (0.44)               (0.50)               (0.51)               (0.50)
    --------             --------             --------             --------
    $   9.09             $   8.95             $   8.41             $   8.99
    --------             --------             --------             --------
    --------             --------             --------             --------
        6.71%               12.67%               (0.76)%               4.91%
    $ 18,405             $  9,711             $  8,508             $  8,236
    $ 13,454             $  7,904             $  9,014             $  4,878
        1.48%                1.50%                1.44%                1.43%
        0.73%                0.75%                0.69%                0.68%
        4.97%                5.75%                5.90%                5.50%

    See Notes to Financial Statements                                     31

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                                                      Class Z
                                                                 -----------------
                                                                    Year Ended
                                                                 February 28, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $    9.07
                                                                 -----------------
Income from investment operations
Net investment income                                                     0.48
Net realized and unrealized gain (loss) on investment
transactions                                                              0.39
                                                                 -----------------
   Total from investment operations                                       0.87
                                                                 -----------------
Less distributions
Dividends from net investment income                                     (0.48)
                                                                 -----------------
Net asset value, end of year                                         $    9.46
                                                                 -----------------
                                                                 -----------------
TOTAL INVESTMENT RETURN(a):                                               9.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 103,816
Average net assets (000)                                             $  86,453
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              0.69%
   Expenses, excluding distribution and service (12b-1) fees              0.69%
   Net investment income                                                  4.95%

------------------------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    32                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                             Year Ended February 28/29,
-------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999
-------------------------------------------------------------------------------------
    $   8.93             $   8.40             $   8.97             $   9.04
    --------         ----------------         --------             --------
        0.49                 0.56                 0.57                 0.57
        0.16                 0.53                (0.57)               (0.07)
    --------         ----------------         --------             --------
        0.65                 1.09                   --                 0.50
    --------         ----------------         --------             --------
       (0.51)               (0.56)               (0.57)               (0.57)
    --------         ----------------         --------             --------
    $   9.07             $   8.93             $   8.40             $   8.97
    --------         ----------------         --------             --------
    --------         ----------------         --------             --------
        7.61%               13.39%                0.09%                5.58%
    $ 78,642             $103,523             $ 93,390             $ 97,629
    $ 94,143             $ 94,635             $ 97,811             $ 86,892
        0.73%                0.75%                0.69%                0.68%
        0.73%                0.75%                0.69%                0.68%
        5.71%                6.50%                6.64%                6.22%

    See Notes to Financial Statements                                     33

       Prudential Government Income Fund, Inc.
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Government Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Government Income Fund, Inc. (the 'Fund') at February 28, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
April 21, 2003

    34                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Important Notice for Certain Shareholders (Unaudited)

      We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 12.22% of the dividends paid by Prudential Government Income Fund qualify for such deduction.

      For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

    See Notes to Financial Statements                                     35

Prudential Government Income Fund, Inc.
                                 www.prudential.com    (800) 225-1852

             Management of the Fund (Unaudited)

      Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be 'interested persons' of the Fund, as defined in the 1940 Act are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC
      (PI).

       Independent Directors

                                                                                  Term of Office
                                                                                    and Length
                                                            Position                 of Time
                       Name, Address** and Age              With Fund               Served***
                       --------------------------------------------------------------------------
                       Delayne Dedrick Gold (64)            Director                Since 1983

                       Thomas T. Mooney (61)                Director                Since 1985

                       Stephen P. Munn (60)                 Director                Since 1999

                       Richard A. Redeker (59)              Director                Since 1993
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -----------------------------------------------------------------------------------------
                       Delayne Dedrick Gold (64)        Marketing Consultant (1982-present);            88
                                                        formerly Senior Vice President and
                                                        member of the Board of Directors,
                                                        Prudential Bache Securities, Inc.

                       Thomas T. Mooney (61)            Chief Executive Officer, the                    97
                                                        Rochester Business Alliance, formerly
                                                        President of the Greater Rochester
                                                        Metro Chamber of Commerce; Rochester
                                                        City Manager; formerly Deputy Monroe
                                                        County Executive; Trustee of Center
                                                        for Governmental Research, Inc.;
                                                        Director of Blue Cross of Rochester,
                                                        and Executive Service Corps of
                                                        Rochester; Director of the Rochester
                                                        Individual Practice Association.

                       Stephen P. Munn (60)             Chairman of the Board (since 1994)              73
                                                        and formerly Chief Executive Officer
                                                        (1988-2001) and President of Carlisle
                                                        Companies Incorporated.

                       Richard A. Redeker (59)          Formerly Management Consultant of               72
                                                        Invesmart, Inc. (August 2001-October
                                                        2001); formerly employee of
                                                        Prudential Investments (October
                                                        1996-December 1998).

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       -------------------------------------------------------------
                       Delayne Dedrick Gold (64)

                       Thomas T. Mooney (61)            Director, President and
                                                        Treasurer (since 1986) of
                                                        First Financial Fund, Inc.
                                                        and Director (since 1988) of
                                                        The High Yield Plus Fund,
                                                        Inc.

                       Stephen P. Munn (60)             Chairman of the Board (since
                                                        January 1994) and Director
                                                        (since 1988) of Carlisle
                                                        Companies Incorporated
                                                        (manufacturer of industrial
                                                        products); Director of
                                                        Gannett Co. Inc. (publishing
                                                        and media).
                       Richard A. Redeker (59)


    36                                                                    37

       Prudential Government Income Fund, Inc.
             www.prudential.com     (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                  Term of Office
                                                                                    and Length
                                                            Position                 of Time
                       Name, Address** and Age              With Fund               Served***
                       --------------------------------------------------------------------------
                       Nancy H. Teeters (72)                Director                Since 1996

                       Louis A. Weil, III (62)              Director                Since 1996
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------------------------------------------------------------------
                       Nancy H. Teeters (72)            Economist; formerly Vice President              71
                                                        and Chief Economist of International
                                                        Business Machines Corporation;
                                                        formerly Director of Inland Steel
                                                        Industries (July 1984-1999), formerly
                                                        Governor of The Federal Reserve
                                                        (September 1978-June 1984).

                       Louis A. Weil, III (62)          Formerly Chairman (January 1999-July            72
                                                        2000), President and Chief Executive
                                                        Officer (January 1996-July 2000) and
                                                        Director (since September 1991) of
                                                        Central Newspapers, Inc.; formerly
                                                        Chairman of the Board (January
                                                        1996-July 2000), Publisher and Chief
                                                        Executive Officer (August
                                                        1991-December 1995) of Phoenix
                                                        Newspapers, Inc.

       Interested Directors

                                                                                  Term of Office
                                                                                    and Length
                                                            Position                 of Time
                       Name, Address** and Age              With Fund               Served***
                       --------------------------------------------------------------------------
                       Robert F. Gunia (56)*                Vice President          Since 1996
                                                            and Director
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       ------------------------------------------------------------------------------------------
                       Robert F. Gunia (56)*            Executive Vice President and Chief              116
                                                        Administrative Officer (since June
                                                        1999) of PI; Executive Vice President
                                                        and Treasurer (since January 1996) of
                                                        PI; President (since April 1999) of
                                                        Prudential Investment Management
                                                        Services LLC (PIMS); Corporate Vice
                                                        President (since September 1997) of
                                                        The Prudential Insurance Company of
                                                        America (Prudential); formerly Senior
                                                        Vice President (March 1987-May 1999)
                                                        of Prudential Securities Incorporated
                                                        (Prudential Securities); formerly
                                                        Chief Administrative Officer (July
                                                        1989-September 1996), Director
                                                        (January 1989-September 1996) and
                                                        Executive Vice President, Treasurer
                                                        and Chief Financial Officer (June
                                                        1987-December 1996) of PMF.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       ----------------------------------------------------------------
                       Robert F. Gunia (56)*            Vice President and Director
                                                        (since May 1989) and
                                                        Treasurer (since 1999) of
                                                        The Asia Pacific Fund, Inc.


    38                                                                    39

       Prudential Government Income Fund, Inc.
                             www.prudential.com    (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                  Term of Office
                                                                                    and Length
                                                            Position                 of Time
                       Name, Address** and Age              With Fund               Served***
                       --------------------------------------------------------------------------
                       David R. Odenath, Jr. (46)*D         Director                Since 1999

                       Judy A. Rice (55)*D                  President and           Since 2000
                                                            Director              (Director) and
                                                                                    since 2003
                                                                                   (President)
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       ------------------------------------------------------------------------------------------
                       David R. Odenath, Jr. (46)*D     Formerly President, Chief Executive             120
                                                        Officer, Chief Operating Officer and
                                                        Officer-In-Charge (1999-2003) of PI;
                                                        Senior Vice President (since June
                                                        1999) of Prudential; formerly Senior
                                                        Vice President (August 1993-May 1999)
                                                        of PaineWebber Group, Inc.

                       Judy A. Rice (55)*D              President, Chief Executive Officer,             98
                                                        Chief Operating Officer and
                                                        Officer-In-Charge (since 2003) of PI;
                                                        formerly various positions to Senior
                                                        Vice President (1992-1999) of
                                                        Prudential Securities; and various
                                                        positions to Managing Director
                                                        (1975-1992) of Salomon Smith Barney;
                                                        Member of Board of Governors of the
                                                        Money Management Institute.

      Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

       Officers

                                                                                  Term of Office
                                                                                    and Length
                                                            Position                 of Time
                       Name, Address** and Age              With Fund               Served***
                       --------------------------------------------------------------------------
                       Grace C. Torres (43)                 Treasurer and           Since 1996
                                                            Principal
                                                            Financial and
                                                            Accounting
                                                            Officer

                       Deborah A. Docs (45)                 Secretary               Since 1996

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       ------------------------------------------------------------------------
                       Grace C. Torres (43)             Senior Vice President (since January
                                                        2000) of PI; formerly First Vice
                                                        President (December 1996-January
                                                        2000) of PI and First Vice President
                                                        (March 1993-1999) of Prudential
                                                        Securities.

                       Deborah A. Docs (45)             Vice President and Corporate Counsel
                                                        (since January 2001) of Prudential;
                                                        Vice President and Assistant
                                                        Secretary (since December 1996) of
                                                        PI.

    40                                                                    41

       Prudential Government Income Fund, Inc.
                       www.prudential.com    (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                  Term of Office
                                                                                    and Length
                                                            Position                 of Time
                       Name, Address** and Age              With Fund               Served***
                       --------------------------------------------------------------------------
                       Marguerite E.H. Morrison (46)        Assistant               Since 2002
                                                            Secretary

                       Maryanne Ryan (38)                   Anti-Money              Since 2002
                                                            Laundering
                                                            Compliance
                                                            Officer

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       ----------------------------------------------------------------------
                       Marguerite E.H. Morrison (46)    Vice President and Chief Legal
                                                        Officer--Mutual Funds and Unit
                                                        Investment Trusts (since August 2000)
                                                        of Prudential; Senior Vice President
                                                        and Assistant Secretary (since
                                                        February 2001) of PI; Vice President
                                                        and Assistant Secretary of PIMS
                                                        (since October 2001), previously Vice
                                                        President and Associate General
                                                        Counsel (December 1996-February 2001)
                                                        of PI and Vice President and
                                                        Associate General Counsel (September
                                                        1987-September 1996) of Prudential
                                                        Securities.

                       Maryanne Ryan (38)               Vice President, Prudential (since
                                                        November 1998), First Vice President,
                                                        Prudential Securities (March 1997-May
                                                        1998).

------------------

     * 'Interested' Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC), the Subadviser (Prudential Investment
       Management, Inc.) or the Distributor (Prudential Investment Management Services
       LLC).
    ** Unless otherwise noted, the address of the Directors and Officers is c/o:
       Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
       NJ 07102.
   *** There is no set term of office for Directors and Officers. The Independent
       Directors have adopted a retirement policy, which calls for the retirement of
       Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Director and/or
       Officer.
  **** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (i.e.,
       'public companies') or other investment companies registered under the 1940 Act.
     D On March 4, 2003, Ms. Rice was elected to serve as the President of the Fund.
       Mr. Odenath continues to serve as Director.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    42                                                                    43

Prudential Government Income Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential, we've made some changes to our mutual funds report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment.
Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in the returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

            www.prudential.com    (800) 225-1852

Getting the Most from Your Prudential Mutual Fund

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your
money for you, reports on successful--
and not-so-successful--strategies in
this section of your report. Look for
recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing, because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets
(the value of the Fund's holdings),
liabilities (how much the Fund owes),
and net assets (the Fund's equity
or holdings after the Fund pays its
debts) as of the end of the reporting
period. It also shows how we calculate
the net asset value per share for
each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution--but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which
details income (mostly interest and
dividends earned) and expenses (including what you pay us to manage your money).
You'll also see capital gains here--both realized and unrealized.

Prudential Government Income Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how
Prudential mutual funds prices securities.
The notes also explain who manages and
distributes the Fund's shares and, more
important, how much they are paid for doing so. Finally, the notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis.
It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

             www.prudential.com    (800) 225-1852

Getting the Most from Your Prudential Mutual Fund

PERFORMANCE COMPARISON
These charts are included in the annual
report and are required by the Securities
Exchange Commission. Performance is
presented here as the return on a
hypothetical $10,000 investment in the Fund since its inception or for 10 years
(whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential Government Income Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports-- or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs):
Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate
charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

                 www.prudential.com    (800) 225-1852

Getting the Most from Your Prudential Mutual Fund

Leverage: The use of borrowed assets to
enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment.
While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values;
often used to describe the difference
between "bid" and "asked" prices of a
security, or between the yields of two
similar maturity bonds.

Yankee Bond: A bond sold by a foreign
company or government on the U.S. market and denominated in U.S. dollars.

Prudential Government Income Fund, Inc.

Class A    Growth of a $10,000 Investment

                  (CHART)

 Average Annual Total Returns as of 2/28/03

                     One Year    Five Years    Ten Years    Since Inception
With Sales Charge      5.13%       6.08%         6.11%           7.25%
Without Sales Charge   9.51%       6.95%         6.54%           7.59%

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Government Income Fund, Inc.
(Class A shares) with a similar investment in the Lehman Brothers Government Bond Index
(the Index) by portraying the initial
account values at the beginning of the 10-year period (February 28, 1993) and the account values at the end of the current fiscal year (February 28, 2003), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees
(including management fees) were deducted;
and (c) all dividends and distributions were reinvested. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually, the returns would have been lower. The returns on investment in the graph and the returns in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.
The Index is an unmanaged, weighted index comprising securities issued or backed by the U.S. government, its agencies, and instrumentalities with a remaining maturity of 1 to 30 years. It gives a broad look at how U.S. Government bonds with such maturities have performed. The Index's returns include the reinvestment of all dividends, but do not reflect sales charges, operating expenses, or taxes. These returns would be lower if they reflected the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of government bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

                            www.prudential.com   (800) 225-1852

Class B     Growth of a $10,000 Investment

                   (CHART)

 Average Annual Total Returns as of 2/28/03

                      One Year    Five Years    Ten Years    Since Inception
With Sales Charge      4.11%        6.21%         5.87%           7.39%
Without Sales Charge   9.11%        6.37%         5.87%           7.39%


Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Government Income Fund, Inc.
(Class B shares) with a similar investment in the Index by portraying the initial account values at the beginning of the 10-year period (February 28, 1993) and the account values at the end of the current fiscal year (February 28, 2003), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge
(CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on February 28, 2003; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Without the 12b-1 fee waiver of 0.175% for Class B shares annually, the returns would have been lower.
Without waiver of management fees and/or expense subsidization, the Fund's returns would have been lower, as indicated in parentheses. The returns on investment in the graph and the returns in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.
The Index is an unmanaged, weighted index comprising securities issued or backed by the U.S. government, its agencies, and instrumentalities with a remaining maturity of 1 to 30 years. It gives a broad look at how U.S. Government bonds with such maturities have performed. The Index's returns include the reinvestment of all dividends, but do not reflect sales charges, operating expenses, or taxes. These returns would be lower if they reflected the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of government bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

Prudential Government Income Fund, Inc.

Class C     Growth of a $10,000 Investment

                   (CHART)

 Average Annual Total Returns as of 2/28/03

                     One Year    Five Years    Ten Years    Since Inception
With Sales Charge      7.11%       6.24%          N/A           6.76%
Without Sales Charge   9.20%       6.45%          N/A           6.89%

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Government Income Fund, Inc.
(Class C shares) with a similar investment in the Index by portraying the initial account values at the commencement of operations of Class C shares (August 1,
1994) and the account values at the end of the current fiscal year (February 28, 2003), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on February
28, 2003; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.
Without the 12b-1 fee waiver of 0.25% for Class C shares annually, the returns would have been lower. The returns on investment in the graph and the returns in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.
The Index is an unmanaged, weighted index comprising securities issued or backed by the U.S. government, its agencies, and instrumentalities with a remaining maturity of 1 to 30 years. It gives a broad look at how U.S. Government bonds with such maturities have performed. The Index's returns include the reinvestment of all dividends, but do not reflect sales charges, operating expenses, or taxes. These returns would be lower if they reflected the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of government bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

                www.prudential.com   (800) 225-1852

Class Z     Growth of a $10,000 Investment

                  (CHART)

 Average Annual Total Returns as of 2/28/03

    One Year    Five Years    Ten Years    Since Inception
    9.79%         7.20%          N/A            7.05%

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Government Income Fund, Inc.
(Class Z shares) with a similar investment in the Index by portraying the initial account values at the commencement of operations of Class Z shares (March 4, 1996) and the account values at the end of the current fiscal year (February 28, 2003), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns on investment in the graph and the returns in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.
The Index is an unmanaged, weighted index comprising securities issued or backed by the U.S. government, its agencies, and instrumentalities with a remaining maturity of 1 to 30 years. It gives a broad look at how U.S. Government bonds with such maturities have performed. The Index's returns include the reinvestment of all dividends, but do not reflect sales charges, operating expenses, or taxes. These returns would be lower if they reflected the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of government bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

DIRECTORS
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

OFFICERS
Judy A. Rice, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Mutual funds are not insured by the FDIC or any federal government agency, are not a deposit of or guaranteed by any bank or any bank affiliate, and may lose value.

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
Class A         PGVAX    744339102
Class B         PBGPX    744339201
Class C         PRICX    744339300
Class Z         PGVZX    744339409

MF128E    IFS-A079288